SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240-14a-12
RATIONAL SOFTWARE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Notes:

        The following slides replace slides Nos. 12, 15 and 19 through 25 of the slides first used by Michael T. Devlin, Chief Executive Officer of Rational Software Corporation ("Rational"), in presentations to employees of Rational on December 6, 2002 and filed by Rational with the Securities and Exchange Commission under cover of Schedule 14A on December 6, 2002.

Stock Option Conversions: *Summary*

Conversion *Ratio* will be calculated on the day of closing

For current options at this price:	To calculate # options:	To calculate new option price:	Vesting
<$15.57	Divide by *Ratio*	Multiply by *Ratio*	No change
$15.57 - $30	Divide by *Ratio* then divide by 4*	Set at closing	Reset
> $30	Divide by *Ratio* then divide by 10*	Set at closing	Reset

*** If number is below 50 options, then paid out six months later (if employed by IBM on that date) at 55% of 10-day average closing price of IBM before close**

Rational
the software development company

Stock option conversions
Explanations and examples

The following calculations are illustrative only. Please reference the merger agreement filed with Rational's preliminary proxy statement for a complete explanation of the formula.

Rational
the software development company

Stock Option Conversions: *$15.57 - $30*

Today (RATL $10.50) **Post deal (assume IBM 10 day average @ $84)**

Number options	Option $	Convert number options (÷8)		Convert number options $15.57 - $30 (÷4)	Convert option price $15.57 - $30	Vesting
1,600	$25	200		50	$87 (day of close)	reset

Rational
the software development company

Stock Option Conversions: *$15.57 - $30*

Today (RATL $10.50) **Post deal (assume IBM 10 day average @ $84)**

Number options	Option $	Convert number options (÷8)		Convert number options $15.57 - $30 (÷4)	Convert option price $15.57 - $30	Vesting
1,600	$25	200		50	$87 (day of close)	reset

Scenario: stock increases 40%

$10.50 @ 40% = $14.70

$14.70 – $25 = $0/share

No Gain

$87 @ 40% = $121.80

$121.80 – $87 = $34.80/share

50 x $34.80 = $1,740

Rational
the software development company

Stock Option Conversions: *$15.57 - $30 (Example #2)*

Today (RATL $10.50) Post deal (assume IBM 10 day average @ $84)

Number options	Option $	Convert number options (÷8)		Convert number options $15.57 - $30 (÷4)	Convert option price $15.57 - $30	Vesting
800	$25	100		25	$87 (day of close)	reset

If number is below 50 options, then paid out six months later (if employed by IBM on that date) at 55% of 10-day average closing price of IBM before close

25 x .55($84) = $1,155

Rational
the software development company

Stock Option Conversions: *Above $30*

Today (RATL $10.50) **Post deal (assume IBM 10 day average @ $84)**

Number options	Option $	Convert number options (÷8)		Convert number options above $30 (÷10)	Convert option price above $30	Vesting
6,400	$50	800		80	$87 (day of close)	Reset

Rational
the software development company

Stock Option Conversions: *Above $30*

Today (RATL $10.50) **Post deal (assume IBM 10 day average @ $84)**

Number options	Option $	Convert number options (÷8)		Convert number options above $30 (÷10)	Convert option price above $30	Vesting
6,400	$50	800		80	$87 (day of close)	Reset

Scenario: stock increases 60%

$10.50 @ 60% = $16.80

$16.80 – $50 = $0/share

No Gain

$87 @ 60% = $139.20

$139.20 – $87 = $52.20/share

80 x $52.20 = $4,176

Rational
the software development company

Stock Option Conversions: *Above $30 (Example #2)*

Today (RATL $10.50) **Post deal (assume IBM 10 day average @ $84)**

Number options	Option $	Convert number options (÷8)		Convert number options above $30 (÷10)	Convert option price above $30	Vesting
3,200	$50	400		40	$87 (day of close)	Reset

If number is below 50 options, then paid out six months later (if employed by IBM on that date) at 55% of 10-day average closing price of IBM before close

40 x .55($84) = $1,848

Rational
the software development company

Stock Option Conversions: *Summary*

Conversion *Ratio* will be calculated on the day of closing

For current options at this price:	To calculate # options:	To calculate new option price:	Vesting
<$15.57	Divide by *Ratio*	Multiply by *Ratio*	No change
$15.57 - $30	Divide by *Ratio* then divide by 4*	Set at closing	Reset
> $30	Divide by *Ratio* then divide by 10*	Set at closing	Reset

***If number is below 50 options, then paid out six months later (if employed by IBM on that date) at 55% of 10-day average closing price of IBM before close**

Rational®
the software development company

        In connection with the merger, Rational has filed preliminary proxy materials and has filed and will file other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS OF RATIONAL ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting Investor Relations, Rational Software Corporation, 18880 Homestead Road, Cupertino, CA 95014 (Telephone: (408) 863-9900). In addition, documents filed with the SEC by Rational are available free of charge at the SEC's web site at www.sec.gov.

        Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Rational in connection with the transaction, and their interests in the solicitation, is set forth in the preliminary proxy materials that were filed by Rational with the SEC on December 11, 2002.

Forward-Looking Statements

        Except for historical information contained herein, statements contained in this document may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are neither promises nor guarantees, but involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those set forth in the forward-looking statements, including, without limitation, the risk that the merger may not be consummated, risks regarding employee relations and other risks concerning IBM and Rational and their respective operations that are detailed in the periodic filings with the SEC of IBM and Rational, including their most recent filings on Form 10-K.